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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2005


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                   0-23651                   95-3539020
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   (State or other jurisdiction      (Commission               (IRS Employer
          of incorporation)          File Number)           Identification No.)


      111 W. Ocean Blvd. 4th Floor,
              Long Beach, CA                                     90802
 (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         FCG has entered into a letter agreement with Mitch Morris, M.D., an Executive Vice President and member of FCG's management Executive Committee, that provides Dr. Morris with additional compensation of $3,650 per bi-weekly payroll period for the period commencing June 1, 2005 and ending on May 31, 2006. The purpose of the additional consideration is to provide Dr. Morris with a one-year housing expense accommodation to allow him to settle into the Southern California area nearer to FCG's corporate headquarters. The additional compensation will be subject to federal, state and other applicable taxes and any authorized withholdings to the extent applicable. Under the terms of the letter agreement, Dr. Morris will be required to repay certain amounts paid pursuant to the letter agreement if prior to June 1, 2008 his employment is terminated by FCG for "cause" or if Dr. Morris terminates his employment with FCG. Any repayments under the letter agreement would occur as follows: (i) 100% of an adjusted gross net of the additional compensation if the termination were to occur prior to August 1, 2006; (ii) 75% of such amount if the termination were to occur after August 1, 2006 and prior to June 1, 2007; and (iii) 50% of such amount if the termination were to occur after June 1, 2007 and prior to June 1, 2008. If FCG were to terminate Dr. Morris' employment at any time other than for "cause" or if Dr. Morris' employment terminates at any time after June 1, 2008, no amounts paid to Dr. Morris under the letter agreement would be repayable by him. This letter agreement is binding on Dr. Morris with regard to any successor or assign of FCG.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Consulting Group, Inc.



Date:  June 1, 2005            By:      /s/ Michael A. Zuercher
                                        -------------------------------------
                                        Michael A. Zuercher
                                        VP, General Counsel and Secretary